UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2018 (July 12, 2018)

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”), on July 18, 2018 (the “Original Form 8-K”), on July 12, 2018, the Partnership completed its previously announced acquisition (the “Acquisition”) of (i) all of the equity interests in certain subsidiaries owned by Haymaker Minerals & Royalties, LLC, a Delaware limited liability company (“Haymaker Minerals”), pursuant to the Securities Purchase Agreement by and among the Partnership, Haymaker Minerals and Haymaker Services, LLC, a Delaware limited liability company (“Haymaker Services”), and (ii) all of the equity interests in certain subsidiaries, including Haymaker Properties, L.P. (“Haymaker Properties”), owned by Haymaker Resources, LP, a Delaware limited partnership (“Haymaker Resources”), pursuant to the Securities Purchase Agreement by and among the Partnership, Haymaker Resources and Haymaker Services.

This amendment is filed to provide the historical financial statements of Haymaker Minerals and Haymaker Properties and the pro forma financial information of the Partnership giving effect to the Acquisition as required by Item 9.01. Except as set forth below, the Original Form 8-K is unchanged.

Item 9.01.                                        Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

•                  Audited historical consolidated financial statements of Haymaker Minerals as of and for the years ended December 31, 2017 and 2016, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

•                  Unaudited historical condensed consolidated financial statements of Haymaker Minerals as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.2 hereto and incorporated by reference herein.

•                  Audited historical financial statements of Haymaker Properties as of and for the years ended December 31, 2017 and 2016, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.3 hereto and incorporated by reference herein.

•                  Unaudited historical condensed financial statements of Haymaker Properties as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017, together with related notes to the financial statements, a copy of which is filed as Exhibit 99.4 hereto and incorporated by reference herein.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Partnership giving effect to the Acquisition is filed as Exhibit 99.5 hereto and incorporated by reference herein:

•                  Unaudited pro forma condensed combined balance sheet as of March 31, 2018;

•                  Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2018; and

•                  Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017.

(d) Exhibits.

Number	Description
23.1	Consent of PricewaterhouseCooper LLP, independent auditor to Haymaker Minerals & Royalties, LLC
23.2	Consent of Deloitte & Touche LLP, independent auditor to Haymaker Properties, L.P.
99.1	Audited historical consolidated financial statements of Haymaker Minerals & Royalties, LLC as of and for the years ended December 31, 2017 and 2016
99.2	Unaudited historical condensed consolidated financial statements of Haymaker Minerals & Royalties, LLC as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017
99.3	Audited historical financial statements of Haymaker Properties, L.P. as of and for the years ended December 31, 2017 and 2016
99.4	Unaudited historical condensed financial statements of Haymaker Properties, L.P. as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017
99.5	Unaudited pro forma condensed combined financial statements of Kimbell Royalty Partners, LP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC,
its general partner

By:	/s/ R. Davis Ravnaas
R. Davis Ravnaas
President and Chief Financial Officer

Date: July 27, 2018